UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 24, 2025
Spruce Power Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 S Colorado Blvd, Suite 2-825, Denver, Colorado	80222
(Address of principal executive offices)	(Zip Code)
(866) 777-8235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Spruce Power Holding Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders on June 24, 2025 (“2025 Annual Meeting”). The matters voted on at the 2025 Annual Meeting were (1) the election of three Class B directors to serve until the 2028 Annual Meeting of Stockholders, (2) approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers, and (3) ratification of the appointment of CohnReznick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The three Class B director nominees were elected, and all other matters were approved by the Company’s stockholders. The voting results with respect to each matter are set out below.

Proposal 1 – Election of directors

Nominee	For	Withheld	Broker Non-Votes
Christopher Hayes	3,505,738	642,590	6,683,278
Clara Nagy McBane	3,331,526	816,802	6,683,278
Shawn Kravetz	3,916,244	232,085	6,683,277

Proposal 2 – Advisory vote regarding the compensation of the Company’s named executive officers

For	2,873,010
Against	1,216,162
Abstain	59,155
Broker Non-Votes	6,683,279

Proposal 3 – Ratification of the appointment of CohnReznick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025

For	10,642,957
Against	169,139
Abstain	19,510
Broker Non-Votes	—

Item 7.01 Regulation FD Disclosure.

On June 25, 2025, the Company issued a press release announcing the results of its 2025 Annual Meeting. A copy of the press release is attached as Exhibit 99.1 and hereby furnished pursuant to this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Spruce Power Holding Corporation, issued June 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: June 27, 2025	By:	/s/ Jonathan M. Norling
	Name:	Jonathan M. Norling
	Title:	Chief Legal Officer